UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2011, Unitil Corporation (“Unitil”) entered into the Fifth Amendment Agreement with Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto (the “Fifth Amendment Agreement”), further amending the Credit Agreement dated as of November 26, 2008 among Unitil, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto (as amended, the “Credit Facility”) and amending the promissory notes issued thereunder. The Credit Facility was previously amended on January 2, 2009, March 16, 2009, October 13, 2009 and October 8, 2010 to, among other things, increase the maximum borrowings under the facility, provide for a base rate interest rate option, reflect letter of credit availability, modify certain financial reporting requirements and extend the scheduled termination date of the facility.

The Fifth Amendment Agreement:

•	increases the maximum borrowings under the facility to $115,000,000;

•

changes the additional interest margin applicable to borrowings under the Credit Facility bearing interest at a fluctuating rate of interest per annum equal to the daily London Interbank Offered Rate reported by the British Banking Association from 2.00% to 1.75%;

•	changes the annual letter of credit fee from 1.625% of the daily amount available to be drawn under letters of credit issued under the Credit Facility to 1.500% of such daily amount;

•	incorporates references to the Foreign Accounts Tax Compliance Act; and

•	includes changes to definitions, covenants, defaults and other provisions corresponding to the amendments described above.

Unitil may use the Credit Facility for its working capital needs and to fund interim capital expenditures.

The Credit Facility contains customary terms and conditions for credit facilities of this type. The Credit Facility includes financial covenants, including, without limitation, covenants restricting Unitil’s ability to incur liens, merge or consolidate with another entity or change its line of business. Further, the Credit Facility contains a covenant restricting Unitil’s ability to permit funded debt (as defined in the Credit Facility) to exceed 65% of its capitalization (as defined in the Credit Facility) until the Credit Facility terminates and all amounts borrowed under the Credit Facility are paid in full.

The events of default under the Credit Facility include, without limitation, (i) Unitil’s failure to pay outstanding principal or interest, (ii) failure of representations or warranties of Unitil (or any of its subsidiaries that becomes a party to any Credit Facility-related documents) to be correct, in any material respects, (iii) failure by Unitil (or any of its subsidiaries that becomes a party to any

Credit Facility-related documents) to perform any other term, covenant or agreement if such failure is not remedied within 30 days of notice of such failure, (iv) a cross-default with Unitil’s (or any of its subsidiaries’) other debt in certain circumstances, (v) a change of control of Unitil, (vi) non-appealable judgments in excess of $12.0 million in the aggregate against Unitil (or any of its subsidiaries), (vii) certain defaults in Unitil’s (or its subsidiaries’) obligations under the Employee Retirement Income Security Act or (viii) bankruptcy of Unitil, any of its subsidiaries that becomes a party to any Credit Facility-related documents, or any of their respective subsidiaries. The occurrence of any such events of default would require the repayment of any outstanding borrowings and the termination of the right to borrow additional funds under the Credit Facility.

The lenders under the Credit Facility and their affiliates have various relationships with Unitil and its subsidiaries involving the provision of depository and other cash management and commercial banking services.

Except with respect to the provisions amended by the Fifth Amendment Agreement, all other terms and conditions of the Credit Facility, as amended, remain in full force and effect.

The foregoing description of the Credit Facility, including the Fifth Amendment Agreement, is qualified in its entirety by reference to the full text of the Credit Facility, which is incorporated by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and filed herewith as Exhibit 10.6 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Reference

10.1	Credit Agreement dated as of November 26, 2008 among Unitil, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.1 to Form 8-K dated October 8, 2010.

10.2	Amendment Agreement dated as of January 2, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.2 to Form 8-K dated October 8, 2010.

10.3	Second Amendment Agreement dated as of March 16, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.3 to Form 8-K dated October 8, 2010.

10.4	Third Amendment Agreement dated as of October 13, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.4 to Form 8-K dated October 8, 2010.

10.5	Fourth Amendment Agreement dated as of October 8, 2010 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.5 to Form 8-K dated October 8, 2010.

10.6	Fifth Amendment Agreement dated as of October 12, 2011 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Name:	Mark H. Collin
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 13, 2011

EXHIBIT INDEX

Exhibit No.	Description	Reference

10.1	Credit Agreement dated as of November 26, 2008 among Unitil, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.1 to Form 8-K dated October 8, 2010.

10.2	Amendment Agreement dated as of January 2, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.2 to Form 8-K dated October 8, 2010.

10.3	Second Amendment Agreement dated as of March 16, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.3 to Form 8-K dated October 8, 2010.

10.4	Third Amendment Agreement dated as of October 13, 2009 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.4 to Form 8-K dated October 8, 2010.

10.5	Fourth Amendment Agreement dated as of October 8, 2010 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Previously filed as Exhibit 10.5 to Form 8-K dated October 8, 2010.

10.6	Fifth Amendment Agreement dated as of October 12, 2011 by and among Unitil Corporation, Bank of America, N.A., as administrative agent, and a syndicate of other lenders party thereto	Filed herewith.